Execution Version 1 162363368_5 THIRD AMENDMENT AND LIMITED WAIVER TO LOAN, GUARANTY AND SECURITYAGREEMENT THIS THIRD AMENDMENT AND LIMITED WAIVER TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of August 26, 2022 is by and among KEY TRONIC CORPORATION, a Washington corporation (“Key Tronic”), CDR MANUFACTURING, LLC, a Kentucky limited liability company (“CDR”), AYRSHIRE ELECTRONICS OF ARKANSAS LLC, a Kentucky limited liability company (“Ayrshire Arkansas”), and AYRSHIRE ELECTRONICS OF MISSISSIPPI, LLC, a Kentucky limited liability company (“Ayrshire Mississippi”; and together with Key Tronic, CDR, Ayrshire Arkansas, each, a “Borrower” and collectively, the “Borrowers”), K T SERVICES, INC., a Washington corporation (“KT”), and KEY TRONIC CHINA LTD., a Washington corporation (“KTC” together with KT, each, a “Guarantor” and collectively, the “Guarantors”; and together with the Borrowers, each, an “Obligor” and collectively, the “Obligors”), the financial institutions party to the Loan Agreement (as defined below) from time to time as lenders (collectively, the “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (in such capacity, the “Agent”). RECITALS WHEREAS, the Borrowers, Guarantors, Agent and the Lenders are parties to that certain Loan, Guaranty and Security Agreement, dated as of August 14, 2020 (as amended, restated, amended and restated, modified, or supplemented from time to time, including pursuant to this Amendment, the “Loan Agreement”), pursuant to which the Agent and the Lenders provide Borrowers with certain financial accommodations. WHEREAS, the Obligors have requested that Agent and Lenders agree to waive the Existing Defaults (as defined below) and amend the Loan Agreement as set forth herein, which Agent and Lenders are willing to do, but solely on the terms and conditions hereafter set forth. AGREEMENT NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS; RECITALS Section 1.01 Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement. Section 1.02 Recitals. The Recitals above are incorporated herein as though set forth in full and Borrower stipulates to the accuracy of each of the Recitals. ARTICLE II AMENDMENTS TO LOAN AND SECURITY AGREEMENT Section 2.01 New Definition. The following definition is added to Section 1.1 of the Loan Agreement in alphabetical order as follows:

2 162363368_5 Third Amendment Effective Date: August 26, 2022. Section 2.02 Amended Definitions. The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows: Applicable Margin: the margin set forth below, as determined by the average daily Availability for the last Fiscal Quarter: Level Average Daily Availability Base Rate Loans LIBOR Loans I < $17,500,000 2.00% 3.00% II > $17,500,000 < $35,000,000 1.75% 2.75% III > $35,000,000 1.50% 2.50% Margins shall be subject to increase or decrease by Agent on the first day of the calendar month following each Fiscal Quarter end. If Agent is unable to calculate average daily Availability for a Fiscal Quarter due to Borrowers’ failure to deliver any Borrowing Base Report when required hereunder, then, at the option of Agent or Required Lenders, margins shall be determined as if Level I were applicable until the first day of the calendar month following its receipt. Notwithstanding the above, all margins with respect to Loans which are FILO Loans shall be determined based on the margins set forth in the appropriate level above plus 1.00%. EBITDA: determined on a consolidated basis for Borrowers and Subsidiaries, net income calculated before (i) interest expense, (ii) provision for income taxes, (iii) depreciation and amortization expense, (iv) gains or losses arising from the sale of capital assets, (v) gains arising from the write-up of assets, (vi) non-cash gains or losses arising from the write-down of assets, (vii) any extraordinary gains, and (viii) any other items expressly approved by Agent in writing (in each case, to the extent included in determining net income). For the avoidance of doubt, Agent has not approved any addbacks which require the approval of Agent prior to the Third Amendment Effective Date. Investment Grade Accounts Formula Amount: 90% of the Value of Investment Grade Eligible Accounts. Long-Dated Account Debtors: each of the following Account Debtors, so long as such Account Debtor maintains a credit rating of at least BBB- or higher by S&P or Baa3 or higher by Moody’s: (i) Honeywell International Inc. and its wholly owned subsidiaries, (ii) Amphenol Corporation, (iii) Baker Hughes Company, (iv) Trane Technologies PLC, (v) Nidec Corporation, and (vi) other Persons approved by Agent in its Permitted Discretion. Section 2.03 Amended Definition of “Eligible Accounts”. Clause (a) of the definition of “Eligible Accounts” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: (a) (i) with respect to Eligible Long-Dated Accounts, it is unpaid for more than 60 days after the original due date, or more than 120 days after the original invoice

3 162363368_5 date, and (ii) with respect to all other Accounts, it is unpaid for more than 60 days after the original due date, or more than 90 days after the original invoice date; Section 2.04 Amendment to Section 10.3.2 of the Loan Agreement. Section 10.3.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: 10.3.2 [Reserved] Section 2.05 Agreement Regarding Interest Rate. Notwithstanding any provision of any Loan Document to the contrary, the parties agree that the terms set forth on Appendix A shall apply to the credit facility contemplated by the Credit Agreement. For the avoidance of doubt, to the extent provisions in the Loan Agreement apply to Loans and other extensions of credit under the credit facility, and such provisions are not specifically addressed by Appendix A, the Loan Agreement provisions shall continue to apply. ARTICLE III REPRESENTATIONS AND WARRANTIES Section 3.01 Representations and Warranties. To induce Agent and the Lenders to execute this Amendment, each Obligor hereby represents and warrants to Agent and the Lenders as follows: (a) the execution, delivery and performance of this Amendment by the Obligors has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity; (b) the execution, delivery and performance of this Amendment by each Obligor does not require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect); (c) after giving effect to this Amendment, each of the representations and warranties of each Obligor in the Loan Agreement and the other Loan Documents, are true and correct in all respects (or, in the case of any representation and warranty qualified by materiality, Material Adverse Effect or any similar concept, are true and correct in all respects) with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all respects (or, in the case of any representation and warranty qualified by materiality, Material Adverse Effect or any similar concept, are true and correct in all respects) as of such earlier date); and (d) after giving effect to this Amendment, no Event of Default or Default exists. ARTICLE IV EXISTING EVENTS OF DEFAULT/LIMITED WAIVER As of the Third Amendment Effective Date, certain Events of Default have occurred and are continuing as a result of Borrowers’ failure to maintain a Cash Flow Leverage Ratio of no greater than 6.00:1.00 as required under Section 10.3.2 of the Loan Agreement, resulting in Events of Default under Section 11.1(c) of the Loan Agreement (the “Existing Defaults”). Subject to the satisfaction of the conditions to effectiveness set forth in Article V below, the Agent and Lenders hereby waive the Existing Defaults. The foregoing waiver is a one-time waiver and applies only to the specified circumstance and

4 162363368_5 does not modify or otherwise affect the Borrowers’ obligations to comply with such provision of the Loan Agreement or any other provision of the Loan Documents in any other instance. For the avoidance of doubt, Agent and Lenders waive only the Existing Defaults that have occurred as of the Third Amendment Effective Date. The foregoing limited waiver shall not be deemed or otherwise construed to constitute a waiver of any other provision or to prejudice any right, power or remedy which the Agent may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, all of which rights, powers and remedies are hereby expressly reserved by the Agent. By virtue of the waiver in the immediately preceding sentence, the Borrowers hereby affirm and agree that no other Event of Default has occurred as a result of the Existing Defaults. The agreements and consents set forth in this Article IV are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby. For the avoidance of doubt, the effectiveness of Article IV of this Amendment is subject to Article V of this Amendment. ARTICLE V CONDITIONS TO EFFECTIVENESS Section 5.01 Conditions Precedent to Effectiveness of Amendment. The obligation of the Agent and Lenders to enter into this Amendment is subject to the following conditions precedents: (a) This Amendment shall have been duly executed and delivered to Agent by each of the signatories thereto, and each Obligor shall be in compliance with all terms thereof. (b) Agent shall have received, all in form and substance satisfactory to Agent in its discretion, such other agreements, instruments, documents, certificates and opinions as Agent may reasonably request. ARTICLE VI ADDITIONAL COVENANTS AND MISCELLANEOUS Section 6.01 Acknowledgment by Obligors. Each Obligor hereby represents and warrants that the execution and delivery of this Amendment and compliance by each Obligor with all of the provisions of this Amendment: (a) are within the powers and purposes of each Obligor; (b) have been duly authorized or approved by the board of directors or managers of each Obligor; and (c) when executed and delivered by or on behalf of each Obligor, will constitute valid and binding obligations of each Obligor, enforceable in accordance with their terms. Each Obligor reaffirms its obligation to pay all amounts due to Agent and Lenders under the Loan Documents in accordance with the terms thereof, as modified hereby. Section 6.02 Release. (a) In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor, on behalf of itself and its successors, assigns, and other legal representatives (collectively, the “Releasors” and each, a “Releasee”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and their successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (collectively, Agent, each Lender, and all such other Persons, the “Releasees”, and each, a “Releasee”), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, and rights of set off whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or that reasonably should be known, suspected or that reasonably should be suspected, both at law and in equity (and all defenses that may arise out of the foregoing), which such Obligor or any of its successors, assigns, or other legal representatives may now or

5 162363368_5 hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which has arisen at any time on or prior to the date of this Amendment for or on account of, or relating to the Loan Agreement or any of the other Loan Documents or transactions thereunder. (b) Each Obligor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense in respect of the matter covered thereby and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. (c) Each Obligor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. (d) Each Obligor, on behalf of itself and each Releasor, hereby absolutely, unconditionally, and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding, or otherwise) any Releasee on the basis of any Claim released, remised, and discharged by such Obligor pursuant to this Section 5.02. Each Borrower, for itself and each other Releasor, agrees and acknowledges that all applicable attorneys’ fees and costs incurred by any Releasee as a result of any violation of the foregoing covenant shall constitute Extraordinary Expenses under the Loan Agreement. Section 6.03 Effect of Amendment. The parties hereto agree and acknowledge that: (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Loan Agreement (as modified hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed; (ii) nothing contained in this Amendment in any manner or respect requires Agent or any Lender to refund, disgorge or otherwise return any cash payments of principal, interest, fees or other amounts made by any Obligor prior to the date hereof and (iii) other than as expressly set forth herein, the obligations under the Loan Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Loan Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Obligors’ obligations under the Loan Agreement as amended by this Amendment and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a consent or waiver of any rights, power or remedy of the Lenders or Agent under the Loan Agreement or any other Loan Document, nor constitute a consent or waiver of any provision of the Loan Agreement or any other Loan Document. No delay on the part of any Lender or Agent in exercising any of their respective rights, remedies, powers and privileges under the Loan Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a consent to or waiver thereof. None of the terms and conditions of this Amendment may be changed, consented to, waived, modified or varied in any manner, whatsoever, except in accordance with Section 14.1 of the Loan Agreement. Upon the effectiveness hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. Section 6.04 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail (including electronically in “.pdf” format) shall be as effective as delivery of a manually executed counterpart to this Amendment.

6 162363368_5 Section 6.05 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. Section 6.06 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment. Section 6.07 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof. Section 6.08 References. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Loan Agreement or any other Loan Document to the Loan Agreement shall be a reference to the Loan Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time. Section 6.09 Governing Law. THIS AMENDMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION. Section 6.10 Electronic Signatures. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. [Signature Pages Follow]

162363368_5 APPENDIX A Terms Applicable to Term SOFR Loans 1. Defined Terms. The following definitions are added to the Credit Agreement and, to the extent the terms are already defined in the Credit Agreement, the following supersede such existing terms: Base Rate: for any day, a per annum rate equal to the greater of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; or (c) Term SOFR for a one month interest period as of such day, plus 1.00%; provided, that in no event shall the Base Rate be less than 0%. CME: CME Group Benchmark Administration Limited. Conforming Changes: with respect to use, administration of or conventions associated with SOFR, Term SOFR or any proposed Successor Rate, as applicable, any conforming changes to the definitions of Base Rate, SOFR, Term SOFR and Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of Business Day or U.S. Government Securities Business Day, timing of borrowing requests or prepayment, conversion or continuation notices, and length of lookback periods) as may be appropriate, in Agent's discretion, to reflect the adoption and implementation of such applicable rate(s), and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as Agent determines is reasonably necessary in connection with the administration of any Loan Document). Daily Simple SOFR: with respect to any applicable determination date, the secured overnight financing rate published on the FRBNY website (or any successor source satisfactory to Agent). FRBNY: the Federal Reserve Bank of New York. Notice of Borrowing: notice by Borrower Agent of a Borrowing, in form satisfactory to Agent. Notice of Conversion/Continuation: notice by Borrower Agent for conversion or continuation of a Loan as a Term SOFR Loan, in form satisfactory to Agent. Relevant Governmental Body: the Federal Reserve Board and/or FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or FRBNY. Scheduled Unavailability Date: as defined in Section (g) below. SOFR: the secured overnight financing rate as administered by FRBNY (or a successor administrator). SOFR Adjustment: (a) with respect to Daily Simple SOFR, 0.11448%; and (b) with respect to Term SOFR, 0.11448% for a one month Interest Period, 0.26161% for a three month Interest Period and 0.42826% for a six month Interest Period.

162363368_5 Successor Rate: as defined in Section (g) below. Term SOFR: (a) for any Interest Period relating to a Loan (other than a Base Rate Loan), a per annum rate equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such Interest Period, with a term equivalent to such Interest Period (or if such rate is not published prior to 11:00 a.m. on the determination date, the applicable Term SOFR Screen Rate on the U.S. Government Securities Business Day immediately prior thereto), plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation relating to a Base Rate Loan on any day, a fluctuating rate of interest equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided, that in no event shall Term SOFR be less than 0%. Term SOFR Loan: a Loan that bears interest based on clause (a) of the definition of Term SOFR. Term SOFR Screen Rate: the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by Agent from time to time). U.S. Government Securities Business Day: any Business Day, except any day on which the Securities Industry and Financial Markets Association, New York Stock Exchange or FRBNY is not open for business because the day is a legal holiday under New York law or U.S. federal law. 2. Terms Applicable to Term SOFR Loans. Commencing on the Third Amendment Effective Date, the following provisions shall apply to the Credit Agreement and other Loan Documents: (a) Unavailability of LIBOR Loans. Any request for a new LIBOR Loan shall be deemed to be a request for a new Loan bearing interest at Term SOFR; provided, that any LIBOR Loan outstanding on the Third Amendment Effective Date shall continue to bear interest at LIBOR until the end of its current Interest Period. (b) References to LIBOR Loans, Etc. in the Loan Documents. (i) References to LIBOR Loans, LIBOR, any eurocurrency loans or rate, or the administration or terms thereof, or other matters relating thereto in the Loan Documents that are not specifically addressed herein shall be deemed to be references to Term SOFR Loans and Term SOFR, as applicable. In addition, general references to Loans and interest rates, their administration or terms, and related matters shall be deemed to include Term SOFR Loans and Term SOFR, as applicable. (ii) Any requirement for Borrowers to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Loan on a day other than the last day of any Interest Period shall be deemed to include Term SOFR Loans. (c) Interest Rates. Agent does not warrant or accept responsibility, nor shall it have any liability with respect to, administration, submission or any other matter related to any reference rate referred to herein or in the Credit Agreement, nor with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative, replacement or successor to such rate (including any Successor Rate), or any component thereof, or the effect of any of the foregoing, or of any Conforming Changes. The Agent and its

162363368_5 affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Obligors. Agent may select information source(s) in its discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including any Successor Rate), or any component thereof, in each case pursuant to the terms hereof, and shall have no liability to any Lender, Obligor or other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise, and whether at law or in equity) for any error or other act or omission related to or affecting the selection, determination or calculation of any rate (or component thereof) provided by such information source or service. (d) Borrowings, Conversions, Continuations and Prepayments of Term SOFR Loans. In addition to any other borrowing or prepayment requirements set forth in the Credit Agreement: (i) Notice of Borrowing of Term SOFR Loans. For any Borrowing, conversion or continuation of a Term SOFR Loan, Borrower Agent shall deliver a Notice of Borrowing or Notice of Conversion/Continuation, as applicable, to Agent by 11:00 a.m. at least two Business Days prior to the requested funding date. Notices received by Agent after such time shall be deemed received on the next Business Day. Each such notice shall be irrevocable and must specify (A) the amount, (B) the requested funding date (which must be a Business Day), (C) whether such Borrowing, conversion or continuation is to be made as a Term SOFR Loan, and (D) the applicable Interest Period (which shall be deemed to be one month if not specified). (ii) Interest Periods. Borrowers shall select an interest period ("Interest Period") of one, three or six months (in each case, subject to availability) to apply to each Term SOFR Loan; provided, that (a) the Interest Period shall begin on the date the Loan is made or continued as, or converted into, a Term SOFR Loan and shall expire one, three or six months thereafter, as applicable; (b) if any Interest Period begins on the last day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at its end, or if such corresponding day falls after the last Business Day of the end month, then the Interest Period shall expire on the end month's last Business Day; and if any Interest Period would otherwise expire on a day that is not a Business Day, the period shall expire on the next Business Day; and (c) no Interest Period shall extend beyond the maturity date of the credit facility. (iii) Voluntary Prepayment of Term SOFR Loans. Term SOFR Loans may be prepaid from time to time, without penalty or premium, pursuant to a notice of prepayment to Agent, delivered at least three Business Days prior to prepayment of the Loan; provided, that no such notice shall be required for payments effected through sweeps from the Dominion Account. (iv) Conforming Changes. Agent may make Conforming Changes from time to time with respect to SOFR, Term SOFR or any Successor Rate. Notwithstanding anything to the contrary in any Loan Document, any amendment implementing such changes shall be effective without further action or consent of any other party to any Loan Document. Agent shall post each amendment to Borrower Agent and Lenders promptly after it becomes effective.

162363368_5 (v) Deemed Term SOFR Loans. Notwithstanding the above, unless otherwise requested in a Notice of Borrowing or Notice of Conversion/Continuation, any request for a Borrowing shall be a request to fund a Term SOFR Loan with an Interest Period of one month and the termination of any Interest Period shall be deemed a request by Borrower of the continuation of such Borrowing as a Term SOFR Loan with an Interest period of one month. (e) Interest. Subject to the provisions of the Credit Agreement with respect to default interest, each Term SOFR Loan shall bear interest at Term SOFR for the applicable Interest Period, plus the Applicable Margin. Interest on each Term SOFR Loan shall be due and payable in arrears on each Interest Payment Date and at such other times and in such manner as specified in the Credit Agreement. (f) Computations. Computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be computed for actual days elapsed, based on a year of 365 or 366 days, as applicable. All other interest, as well as fees and other charges calculated on a per annum basis, shall be computed for actual days elapsed, based on a year of 360 days. Each determination by Agent of an interest rate or fee shall be conclusive and binding for all purposes, absent manifest error. (g) Inability to Determine Rates; Successor Rates. (i) Inability to Determine Rate. If in connection with any request for a Term SOFR Loan or a conversion to or continuation thereof, as applicable, (A) Agent determines (which determination shall be conclusive absent manifest error) that (I) no Successor Rate has been determined in accordance with Section 2(g)(ii), and the circumstances under Section 2(g)(ii)(A) or the Scheduled Unavailability Date has occurred (as applicable), or (II) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (B) Agent or Required Lenders determine that for any reason Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, Agent will promptly so notify Borrowers and Lenders. Thereafter, (1) the obligation of Lenders to make, maintain or convert Base Rate Loans to Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (2) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of Base Rate, the utilization of such component in determining Base Rate shall be suspended, in each case until Agent (or, in the case of a determination by Required Lenders described above, until Agent upon instruction of Required Lenders) revokes such notice. Upon receipt of such notice, (x) Borrowers may revoke any pending request for a Borrowing, conversion or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for Base Rate Loans, and (y) any outstanding Term SOFR Loans shall convert to Base Rate Loans at the end of their respective Interest Periods. (ii) Successor Rates. Notwithstanding anything to the contrary in any Loan Document, if Agent determines (which determination shall be conclusive absent manifest error), or Borrower Agent or Required Lenders notify Agent (with, in the case of the Required Lenders, a copy to Borrower Agent) that Borrowers or Required Lenders (as applicable) have determined, that:

162363368_5 (A) adequate and reasonable means do not exist for ascertaining one, three and six month interest periods of Term SOFR, including because the Term SOFR Screen Rate is not available or published on a current basis, and such circumstances are unlikely to be temporary; or (B) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over Agent, CME or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one, three and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided, that at the time of such statement, there is no successor administrator satisfactory to Agent that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one, three and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, "Scheduled Unavailability Date"); then, on a date and time determined by Agent (any such date, "Term SOFR Replacement Date"), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (b) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any other applicable Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by Agent, in each case, without any amendment to, or further action or consent of any other party to any Loan Document ("Successor Rate"). If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest will be payable on a monthly basis. Notwithstanding anything to the contrary herein, (1) if Agent determines that neither of the alternatives in clauses (I) and (II) above is available on or prior to the Term SOFR Replacement Date or (2) if the events or circumstances of the type described in Section (g)(ii)(A) or (B) above have occurred with respect to the Successor Rate then in effect, then in each case, Agent and Borrower Agent may amend the Credit Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service selected by Agent from time to time in its discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a Successor Rate. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after Agent posts such proposed amendment to all Lenders and Borrowers unless, prior to such time, Required Lenders deliver to Agent written notice that Required Lenders object to the amendment.

162363368_5 Agent will promptly (in one or more notices) notify Borrowers and Lenders of implementation of any Successor Rate. A Successor Rate shall be applied in a manner consistent with market practice; provided, that to the extent market practice is not administratively feasible for Agent, the Successor Rate shall be applied in a manner as otherwise reasonably determined by Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than 0%, the Successor Rate will be deemed to be 0% for all purposes of the Loan Documents.